For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg Small/Mid Cap Growth FundSummary Prospectus

February 1, 2025	Class R3: THCRX | Class R4: TCGRX | Class R5: THGRX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2025, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.51%	2.37%	0.47%
Total Annual Fund Operating Expenses	1.88%	3.49%	1.34%
Fee Waiver/Expense Reimbursement(1)	(0.42)%	(2.13)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.46%	1.36%	0.95%

(1)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.46%, 1.36%, and 0.95%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2026, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$149	$550	$977	$2,167
Class R4 Shares	$138	$873	$1,630	$3,624
Class R5 Shares	$97	$386	$697	$1,579

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.58% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small- and mid-capitalization companies and at least 80% of its net assets in growth companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Growth Index – Total Return. As of November 30, 2024, the market capitalization range of the Russell 2500 Growth Index – Total Return was approximately $12.46 million to $53.31 billion. The Russell 2500 Growth Index – Total Return is completely reconstituted on an annual basis each June by the index provider, which generally results in updates to the capitalization range of the index and to the companies included in the index. The capitalization range of companies in which the Fund invests will in general also change annually to reflect the reconstitution of the index. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders. The Fund currently considers a company to be a growth company if it meets any of the following criteria:

•It is a constituent of the Russell 2500 Growth Index; or

•It has, over the last five years, grown its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Index; or

Thornburg Small/Mid Cap Growth Fund SUMMARY PROSPECTUS February 1, 2025

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

•It is projected by consensus estimates as compiled by FactSet Research Systems, over the next two years, to grow its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Index.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goal.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent growers, disruptors, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

Thornburg typically categorizes the Fund’s equity investments in one of the following three categories:

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Disruptor: Companies which are at the early stages of growth; which usually possess highly innovative or differentiated products and services, but which may require substantial additional time or investment to capitalize on market opportunities and achieve profitability. Companies in this category often are in leadership positions in growing markets. These companies may operate in niche markets with large or dominant share.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. The Fund does not have a strategy to invest in particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. Additionally, the Fund may change its definition of what constitutes a “growth company” at any time without advance notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Biotechnology Company Risk – The Fund may invest in biotechnology companies, which may at times be more vulnerable to product obsolescence, failures to develop successful products despite significant investments in research and development, the failure to obtain or maintain intellectual property rights, competition from new and existing market entrants, and product liability claims from consumers. Biotechnology companies may also be adversely affected by changes in government regulations and restrictions. Additionally, biotechnology companies may be more reliant on capital markets to invest in and support their business operations, and biotechnology companies’ valuations, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Growth Company Risk – Growth company stocks may trade at higher multiples of current earnings than other equity securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Information Technology Securities Risk – Information technology companies may at times be more vulnerable to product obsolescence caused by rapid technology changes, the failure to obtain or maintain intellectual property rights, the inability to develop new products, competition from new and existing market entrants, and changes in consumer preferences. Information technology stocks may also be more volatile than the overall market.

SUMMARY PROSPECTUS February 1, 2025 Thornburg Small/Mid Cap Growth Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 72 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Russell 3000 Index—Total Return, a broad-based securities market index that represents the overall applicable market in which the Fund invests, and the Russell 2500 Index—Total Return, an additional index that represents the market sectors which Thornburg believes are more representative of the Fund’s investment universe. These indexes are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2024. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	30.91%	6/30/2020
Lowest Quarterly Results	-24.91%	6/30/2022

Average Annual Total Returns

(periods ended 12-31-24)

CLASS R3 SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	19.61%	4.90%	7.03%
Return After Taxes on Distributions	19.61%	2.77%	5.71%
Return After Taxes on Distributions and Sale of Fund Shares	11.61%	3.95%	5.72%
Russell 3000 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	13.90%	8.08%	9.45%

Thornburg Small/Mid Cap Growth Fund SUMMARY PROSPECTUS February 1, 2025

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

2/1/25
TH2253

CLASS R4 SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	19.70%	5.00%	7.13%
Russell 3000 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	13.90%	8.08%	9.45%

CLASS R5 SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	20.20%	5.44%	7.57%
Russell 3000 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	13.90%	8.08%	9.45%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 96 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.